Filed Pursuant to Rule 497(e)
Registration No. 033-08746

Supplement dated October 2, 2019
to the
Prospectus and Statement of Additional Information (SAI)
dated April 8, 2019

The Tocqueville Gold Fund (the “Gold Fund”)
a series of the Tocqueville Trust (the “Trust”)

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***

The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Gold Fund (the “Target Fund”), into the Sprott Gold Fund (the “Acquiring Fund”), a series of Sprott ETF Trust, a Delaware statutory trust. The reorganization of the Target Fund is subject to approval by its shareholders.

The Acquiring Fund will have a substantially similar investment objective and substantially similar investment strategies and policies as the Target Fund. Following the reorganization, Sprott Asset Management LP (the “Adviser”) will serve as the Acquiring Fund’s investment adviser and Sprott Asset Management USA Inc. (the “Sub-Adviser”) will serve as the Acquiring Fund’s sub-adviser. The Adviser will be responsible for overseeing the management of the Acquiring Fund, and the Sub-Adviser will be primarily responsible for the recommendation of the purchase, retention and sale of the Acquiring Fund’s portfolio securities, subject to the supervision of the Adviser and the oversight of the Board.  The current portfolio managers of the Target Fund, John Hathaway, Douglas B. Groh and Ryan McIntyre, will continue to act as portfolio managers of the Acquiring Fund as employees of the Sub-Adviser.

The Plan provides for the Target Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s known liabilities. Shareholders of the Target Fund will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Target Fund held by the shareholders prior to the reorganization. The reorganization is not expected to result in the recognition of gain or loss by either the Target Fund or its shareholders for federal tax purposes. The Adviser and Tocqueville Asset Management L.P. will split all direct costs relating to the reorganization, including the costs of preparing the Plan and proxy statement and seeking approval of the Plan from the Target Fund’s shareholders.

A special meeting of shareholders during which shareholders of the Target Fund will be asked to consider and vote on the Plan has been scheduled to be held on December 17, 2019. If shareholders of the Target Fund approve the reorganization, the reorganization is expected to take effect on or about January 17, 2020.

Shareholders of the Target Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

Please retain this Supplement for your reference.